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                                                                    Exhibit 23.1




               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-36205) pertaining to the Zions Bancorporation Employee Investment Savings Plan of our report dated June 25, 2001, with respect to the financial statements and schedule of the Zions Bancorporation Employee Investment Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.


Salt Lake City, Utah
June 29, 2001